                        BRUNSWICK BIOMEDICAL CORPORATION
                          CONSOLIDATED BALANCE SHEETS


                                                       July 31,      June 30,
                                                         1996          1996
                                                      ---------       -------
                                                     (unaudited)     (audited)
ASSETS

Current Assets:
  Cash and cash equivalents                          $  527,773    $  511,835
  Restricted cash                                       961,192       958,221
  Short-term investments                                257,479            --
  Accounts receivable, net of allowance for
     doubtful accounts of $61,000                     7,439,289     7,536,694
  Inventory                                           5,330,398     5,326,651
  Prepaid expenses                                      823,169       800,204
  Deferred income taxes                               1,217,500     1,217,500
                                                     ----------    ----------
        Total current assets                         16,556,800    16,351,105
                                                     ----------    ----------

Fixed Assets, net                                    14,984,345    14,990,276
Goodwill, net                                         1,443,701     1,458,739
Developed technology, patents and licenses, net       7,193,057     7,238,957
Other intangible assets                               1,390,011     1,654,732
                                                     ----------    ----------
        Total Assets                                $41,567,914   $41,693,809
                                                     ----------    ----------
                                                     ----------    ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Notes payable to bank                               3,875,400     3,875,400
  Notes payable to Syntex                               588,400       588,400
  Current portion of long-term debt                     516,800       516,800
  Line of credit                                              -       197,216
  Accounts payable and accrued expenses               4,358,525     4,018,911
  Customer deposits                                     736,000       736,000
  Current maturities of capital lease obligations             -        22,069
  Restructuring reserve                                 640,400       640,400
  Other liabilities and accruals                      1,611,900     1,611,900
                                                     ----------    ----------

        Total current liabilities                    12,327,425    12,207,096

Notes payable to bank, long-term                     15,171,353    14,872,251
Other long-term debt                                  1,184,300     1,184,300
Other noncurrent liabilities                            616,500       616,500
Deferred income taxes                                 1,605,500     1,605,500
Long term capital lease obligations                      30,453        32,823
                                                     ----------    ----------

        Total liabilities                            30,935,531    30,518,470
                                                     ----------    ----------

Minority interest in consolidated subsidiary          6,788,500     6,788,500

Stockholders' Equity
  Common stock                                              684           684
  Additional Paid in Capital                         15,866,110    15,866,110
  Preferred Stock-Series A                                  647           647
  Preferred Stock-Series B                                  291           291
  Preferred Stock-Series C                                3,744         3,744
  Preferred Stock-Series D                                   --            --
  Preferred Stock-Series E                                   --            --
  Preferred Stock-Series F                                2,787         2,787
  Warrants                                            2,072,951     2,072,951
  Retained deficit                                  (13,907,188)  (13,393,349)
  Unearned stock option compensation                   (175,629)     (181,745)
  Currency translation adjustment                        (9,061)       26,172
  Treasury stock, at cost                               (11,453)      (11,453)
                                                     ----------    ----------
     Total stockholders' equity                       3,843,883     4,386,839
                                                     ----------    ----------
  Total Liabilities & Stockholders' Equity          $41,567,914   $41,693,809
                                                     ----------    ----------
                                                     ----------    ----------


  The accompanying notes are an integral part of these financial statements.

                         BRUNSWICK BIOMEDICAL CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    UNAUDITED

                                                          Month Ended July 31,
                                                          -------------------
                                                           1996         1995
                                                           ----         ----

Cash flows from operating activities:
 Net income (loss)                                         1,261      (85,452)
 Adjustments to reconcile net income to net
   cash provided by (used for) operating activities
     Depreciation and amortization                       268,682       18,338
     Amortization of deferred compensation                 6,116        6,116
     Loss on disposal of fixed assets                      5,387            -
     Decrease in receivables                              97,405        9,633
     Increase in inventories                              (3,747)     (23,541)
     Increase in prepaid expenses and other assets       (22,965)      (3,920)
     Increase (decrease) in accounts payable and
       accrued expenses                                  339,614      (25,643)
                                                         -------       -------
        Net cash provided by (used for)
          operating activities                           691,753     (104,469)

Cash flows from investing activities:
  Purchases of fixed assets                                   --         (335)
  Increase in restricted cash                             (2,971)          --
  Purchase of short-term investments                    (257,479)          --
  Decrease (increase) in deferred charges
    and other assets                                     256,921         (588)
                                                         -------      -------
        Net cash used for investing activities            (3,529)        (923)

Cash flows from financing activities:
 Purchase of treasury stock
 Proceeds on note payable to bank                              -      150,000
 Payment under noncompete agreement                            -      (14,530)
 Net (payments) proceeds from line of credit            (197,216)       7,660
 Payments under capital lease agreements                 (24,439)      (1,146)
 Proceeds from issuance of notes payable                 299,102
                                                         -------      -------
       Net cash provided by financing activities         267,704      141,984

Effect of consolidation                                 (714,500)
Net effect of currency fluctuation on cash flows         (35,233)      (3,213)
                                                         -------      -------

Net increase in cash                                      15,938       33,379
Cash at beginning of period                              511,835       51,714
                                                         -------      -------

Cash at end of period                                 $  527,773    $  85,093
                                                         -------      -------
                                                         -------      -------

                        BRUNSWICK BIOMEDICAL CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                   UNAUDITED


                                                        Month Ended July 31,
                                                        -------------------
                                                          1996       1995
                                                          ----       ----

Net Sales                                              4,510,568    257,894

Cost of Goods Sold                                     2,609,167    120,629
                                                       ---------    -------

Gross profit                                           1,901,401    137,265

Operating Expenses:
 Engineering, research and development                   295,014     62,682
 Selling, general and administrative expenses            429,410    136,993
 Depreciation and amortization expenses                  268,682     18,338
                                                       ---------    -------

   Operating expenses                                    993,106    218,013

Income (loss) from operations                            908,295    (80,748)

Interest expense, net                                    153,827      4,391
Other (income) expenses                                  (13,993)       313
                                                       ---------    -------

Income (loss) before taxes and minority interest         768,461    (85,452)

Provision for income taxes                               439,800         --

Minority interest in consolidated subsidiary             327,400         --
                                                       ---------    -------

Net income (loss)                                       $  1,261   $(85,452)
                                                       ---------    -------
                                                       ---------    -------

Weighted average shares outstanding                       68,417    68,417

Net income (loss) per share                                $0.02    $(1.25)


  The accompanying notes are an integral part of these financial statements.

                           Brunswick Biomedical Corporation
                 Notes to Consolidated Condensed Financial Statements
                                    July 31, 1996




1. Brunswick Biomedical Corporation (the Company) is engaged in the development, manufacture and sale of emergency life saving and less/noninvasive arrhythmia management devises.

    Survival Technologies, Inc. (STI), as 61.1% owned subsidiary of the Company, was acquired in April 1996 and is a publicly traded technology-based health care company that designs, develops and produces a broad range of automatic injectors, prefilled syringes and other innovative health care devices, with a major focus on safe and convenient participation by the patient in injection therapy.

2. In the opinion of management, the accompanying unaudited consolidated condensed financial statements contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of July 31, 1996, the results of its operations and cash flows for the month ended July 31, 1996 and 1995. The results of operations for the month ended July 31, 1996 are not necessarily indicative of the results that may be expected for the fiscal year ended July 31, 1997.

3. The Company's unaudited consolidated condensed financial statements as of and for the one-month period ended July 31, 1996 include STI's revenue and expenses for the one-month period ended July 31, 1996 and STI's assets and liabilities as of July 31, 1996. The Company's unaudited consolidated condensed financial statements as of and for the one-month period ended July 31, 1995 and notes to financial statements do not include STI balances. Other significant accounting principles and practices followed by the Company are set forth in Note 1 of the Notes to the June 30, 1996 Consolidated Financial Statements.

    The Company's consolidated balance sheet as of June 30, 1996 includes STI's assets and liabilities as of July 31, 1996. As a result, the Company's cash flows for the month ended July 31, 1996 includes a $714,500 effect of consolidation. This amount represents the Company's 61.1% interest in STI's net income and STI's depreciation and amortization for the month ended July 31, 1996.

                           Brunswick Biomedical Corporation
          Notes to Consolidated Condensed Financial Statements (continued)
                                    July 31, 1996



4.  Inventories consisted of the following:

                                               July 31,       June 30,
                                                 1996           1996
                                                 ----           ----

      Components and sub-assemblies                $3,260,703      $3,217,188
      Material, labor and overhead
         costs in process                           1,417,250       1,436,904
      Finished goods                                1,108,152         966,059
                                                    ---------         -------
                                                    5,786,105       5,620,151

      Inventory reserve                             ( 455,707)       (293,500)
                                                   ----------       ---------
                                                   $5,330,398      $5,326,651
                                                   ----------      ----------
                                                   ----------      ----------

5. In fiscal 1995, STI's Board of Directors approved a restructuring plan which resulted in a $450,000 charge against earnings for the relocation of corporate headquarters. As part of this plan, STI initiated certain organizational changes during 1996 resulting in additional charges related to employee severance benefits provided to certain employees terminated during fiscal 1996.

    The following table sets forth STI's restructuring reserve as of July 31, 1996:

                            Restructuring Reserves
                            ----------------------

                                           Relocation    Employee
                                         of facilities  Separations    Total
                                         -------------  -----------    -----

       Relocation of facilities             $450,000                 $450,000
       Restructuring of operations                       $321,900     321,900
       Cash payments                          (7,200)    (124,300)   (131,500)
                                              ------     --------    --------
       Reserve as of June 30, 1996           442,800      197,600     640,400
       Cash payments                               -            -           -
                                             -------      -------     -------

       Reserve as of July 31, 1996          $442,800     $197,600    $640,400
                                             -------      -------     -------
                                             -------      -------     -------

                        Brunswick Biomedical Corporation
        Notes to Consolidated Condensed Financial Statements (continued)
                                 July 31, 1996


    In October 1996, STI signed a letter of intent to sublease its corporate office space in Rockville, Maryland and entered into a new lease in Columbia, Maryland for the relocation of the corporate headquarters. The reserve balance for the relocation of facilities at July 31, 1996 is sufficient to cover both the moving costs and the lease rate differential on the sublease. STI moved its corporate headquarters in December 1996.

6. On November 20, 1996, the Company merged with and into STI in accordance with the terms of the Agreement and Plan of Merger dated September 11, 1996.

                           BRUNSWICK BIOMEDICAL CORPORATION
                             CONSOLIDATED BALANCE SHEETS

                                                   October 31,     July 31,
                                                      1996          1996
                                                   ----------      -----------
                                                   (unaudited)     (unaudited)
ASSETS

Current Assets:
   Cash and cash equivalents                       $  350,101      $  527,773
   Restricted cash                                    665,079         961,192
   Short-term investments                             259,200         257,479
   Accounts receivable, net of allowance for
     doubtful accounts of $79,000 and $61,000       4,864,334       7,439,289
   Inventory                                        4,837,328       5,330,398
   Prepaid expenses                                 1,278,292         823,169
   Deferred income taxes                            1,217,500       1,217,500
                                                   ----------      ----------
       Total current assets                        13,471,834      16,556,800
                                                   ----------      ----------

Fixed Assets, net                                  15,031,258      14,984,345
Goodwill, net                                       1,398,587       1,443,701
Developed technology, patents and licenses, net     7,019,257      7,193,057
Other intangible assets                             1,360,611       1,390,011
                                                  -----------     -----------
       Total Assets                               $38,281,547     $41,567,914
                                                  -----------     -----------
                                                  -----------     -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Notes payable to bank                              629,200      3,875,400
   Notes payable to Syntex                            388,400         588,400
   Current portion of long term debt                  545,500         516,800
   Accounts payable and accrued expenses            4,885,205       4,358,525
   Customer deposits                                  715,800         736,000
   Restructuring reserve                              570,200         640,400
   Other liabilities and accruals                   1,482,300       1,611,900
                                                  -----------     -----------
       Total current liabilities                    9,216,605      12,327,425

Notes payable, long-term                           15,247,400      15,171,353
Other long-term debt                                1,182,100       1,184,300
Other noncurrent liabilities                          652,600         616,500
Deferred income taxes                               1,605,500       1,605,500
Long term capital lease obligations                    26,406          30,453
                                                  -----------     -----------
       Total liabilities                           27,930,611      30,935,531
                                                  -----------     -----------

Minority interest in Consolidated subsidiary        7,060,700       6,788,500

Stockholders' Equity
   Common stock                                           684             684
   Additional Paid in Capital                      15,866,110      15,866,110
   Preferred Stock-Series A                               647             647
   Preferred Stock-Series B                               291             291
   Preferred Stock-Series C                             3,744           3,744
   Preferred Stock-Series D                                 -            -
   Preferred Stock-Series E                                 -            -
   Preferred Stock-Series F                             2,787           2,787
   Warrants                                         2,072,951       2,072,951
   Retained deficit                               (14,485,829)    (13,907,188)
   Unearned stock option compensation                (157,281)       (175,629)
   Currency translation adjustment                     (2,415)         (9,061)
   Treasury stock, at cost                            (11,453)        (11,453)
                                                  -----------     -----------
       Total stockholders' equity                   3,290,236       3,843,883
                                                  -----------     -----------
   Total Liabilities & Stockholders' Equity       $38,281,547     $41,567,914
                                                  -----------     -----------
                                                  -----------     -----------

The accompanying notes are an integral part of these financial statements.

                           BRUNSWICK BIOMEDICAL CORPORATION
                        CONSOLIDATED STATEMENTS OF OPERATIONS
                                      UNAUDITED



                                                Three Months Ended October 31,
                                                ------------------------------
                                                      1996           1995
                                                      ----           ----

Net Sales                                            10,196,314      814,593

Cost of Goods Sold                                    6,415,824      431,676
                                                      ---------      -------

Gross profit                                          3,780,490      382,917

Operating Expenses:

  Engineering, research and development               1,028,955      293,505

  Selling, general and administrative expenses        1,555,959      386,397

  Depreciation and amortization expenses                703,581       55,214
                                                      ---------      -------

    Operating expenses                                3,288,495      735,116

Income (loss) from operations                           491,995     (352,199)

Interest expense, net                                   514,294        6,633

Other (income) expenses                                (114,458)       1,463
                                                     ----------    ---------

Income (loss) before taxes and minority interest         92,159     (360,295)

Provision for income taxes                              415,000         -

Minority interest in consolidated subsidiary            255,800         -
                                                      ---------      -------

Net loss                                             $ (578,641)   $(360,295)
                                                     ----------    ---------

Weighted average shares outstanding                      68,417       68,417

Net loss per share                                       $(8.46)      $(5.27)

 The accompanying notes are an integral part of these financial statements.

                           BRUNSWICK BIOMEDICAL CORPORATION
                   CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                      UNAUDITED

                                                         Three Months Ended October 31,
                                                         ------------------------------
                                                                 1996         1995
                                                                 ----         ----

Cash flows from operating activities:
  Net loss                                                     (578,641)   $ (360,295)
  Adjustments to reconcile net income to net
     cash provided by (used for) operating activities,
        Depreciation and amortization                            703,581       55,214
        Amortization of deferred compensation                     18,348       18,348
        Loss on disposals of fixed assets                          2,520        4,295
        Minority interest of consolidated subsidiary             272,200
        Deferred lease incentives                                 (7,600)
        Decrease in receivables                                2,574,955       51,207
        Decrease (increase) in inventories                       493,070       (1,375)
        Increase in prepaid expenses and other assets           (455,123)     (58,642)
        Increase (decrease) in accounts payable and
          accrued expenses                                       526,680      (98,212)
        Decrease in other current liabilities
          and accruals                                          (122,000)

        Decrease in customer deposits                            (20,200)
        Decrease in restructuring reserve                        (70,200)
                                                               ---------   ----------
          Net cash provided by (used for)
            operating activities                               3,337,590     (389,460)
                                                               ---------   ----------

Cash flows from investing activities:
  Purchases of fixed assets                                     (497,900)
  Purchases of patents and licenses                               (8,800)
  Decrease (increase) in restricted cash                         296,113          (14)
  Increase in short-term investments                              (1,721)
  Proceeds from sales of fixed assets                              2,000
                                                               ---------   ----------
        Net cash used for investing activities                  (210,308)         (14)
                                                               ---------   ----------

Cash flows from financing activities:
  Net payments on note payable to bank                        (3,246,200)    (350,000)
  Payment under noncompete agreement                                          (41,813)
  Net payments on line of credit                                               (5,103)
  Payment on note payable to Syntex                             (200,000)
  Payments under capital lease agreements                         (4,047)      (4,345)
  Net proceeds from other long-term debt                          26,500
  Proceeds from issuance of notes payable                         76,047
  Increase in other noncurrent liabilities                        36,100
  Proceeds from issuance of preferred stock                                  1,008,881
                                                               ---------     ---------
        Net cash (used for) provided
          by financing activities                              (3,311,600)     607,620
                                                               ----------    --------

Net effect of currency fluctuation on cash flows                    6,646          844
                                                               ----------    ---------

Net (decrease) increase in cash                                   (177,672)     218,990
Cash at beginning of  period                                       527,773       85,093
                                                                 ---------   ----------

Cash at end of period                                            $ 350,101   $  304,083
                                                                 ---------   ----------
                                                                 ---------   ----------

                           Brunswick Biomedical Corporation
                 Notes to Consolidated Condensed Financial Statements
                                   October 31, 1996




1. Brunswick Biomedical Corporation (the Company) is engaged in the development, manufacture and sale of emergency life saving and less/noninvasive arrhythmia management devises.

    Survival Technologies, Inc. (STI), as 61.1% owned subsidiary of the Company, was acquired in April 1996 and is a publicly traded technology-based health care company that designs, develops and produces a broad range of automatic injectors, prefilled syringes and other innovative health care devices, with a major focus on safe and convenient participation by the patient in injection therapy.

2. In the opinion of management, the accompanying unaudited consolidated condensed financial statements contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of October 31, 1996, the results of its operations and cash flows for the three-month periods ended October 31, 1996 and 1995. The results of operations for the three months ended October 31, 1996 are not necessarily indicative of the results that may be expected for the fiscal year ended July 31, 1997.

3. The Company's unaudited consolidated condensed financial statements as of and for the three-month period ended October 31, 1996 include STI's revenue and expenses for the three-month period ended October 31, 1996 and STI's assets and liabilities as of October 31, 1996. The Company's unaudited consolidated condensed financial statements as of and for the three-month period ended July 31, 1995 and notes to financial statements do not include STI balances. Other significant accounting principles and practices followed by the Company are set forth in Note 1 of the Notes to the June 30, 1996 Consolidated Financial Statements.

                           Brunswick Biomedical Corporation
          Notes to Consolidated Condensed Financial Statements (continued)
                                   October 31, 1996



4.  Inventories consisted of the following:

                                      October 31,         July 31,
                                         1996               1996
                                         ----               ----

    Components and sub-assemblies     $3,506,056          $3,260,703

    Material, labor and
    overhead costs in process          1,119,922           1,417,250

    Finished goods                       871,829           1,108,152
                                      ----------          ----------

                                       5,497,807           5,786,105

    Inventory reserve                   (660,479)           (455,707)
                                      ----------          ----------

                                      $4,837,328          $5,330,398
                                      ----------          ----------
                                      ----------          ----------

5. In fiscal 1995, STI's Board of Directors approved a restructuring plan which resulted in a $450,000 charge against earnings for the relocation of corporate headquarters. As part of this plan, STI initiated certain organizational changes during 1996 resulting in additional charges related to employee severance benefits provided to certain employees terminated during fiscal 1996.

    The following table sets forth STI's restructuring reserve as of October 31, 1996:

                                             Restructuring Reserves

                                    Relocation      Employee
                                  of facilities    Separations        Total
                                  -------------    -----------        -----

    Relocation of facilities     $450,000                           $450,000

    Restructuring of operations                 $321,900             321,900

    Cash payments                  (7,200)      (124,300)           (131,500)
                                 --------       --------            --------

    Reserve as of June 30, 1996   442,800        197,600             640,400

    Cash payments                    -              -                   -
                                 --------       --------            --------

    Reserve as of July 31, 1996   442,800        197,600             640,400

    Cash payments                     -          (70,200)            (70,200)
                                 --------       --------            --------

    Reserve as of October
     31, 1996                    $442,800       $127,400            $570,200
                                 --------       --------            --------
                                 --------       --------            --------

                           Brunswick Biomedical Corporation
           Notes to Consolidated Condensed Financial Statements (continued)
                                   October 31, 1996



    In October 1996, STI signed a letter of intent to sublease its corporate office space in Rockville, Maryland and entered into a new lease in Columbia, Maryland for the relocation of the corporate headquarters.
    The reserve balance for the relocation of facilities at October 31, 1996 is sufficient to cover both the moving costs and the lease rate differential on the sublease. STI moved its corporate headquarters in December 1996.

6. On November 20, 1996, the Company merged with and into STI in accordance with the terms of the Agreement and Plan of Merger dated September 11, 1996.